SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — December 20, 2002
(Date of Earliest Event Reported)

WICKES INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-22468

Delaware	36-3554758

(State of Incorporation)	(I.R.S. Employer Identification No.)

706 North Deerpath Drive, Vernon Hills, Illinois	60061

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (847) 367-3400

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number	Description of Exhibit

99.1*	Offering Memorandum and Solicitation of Consents dated December 20, 2002.

99.2	Press Release of the Company dated December 20, 2002 relating to the exchange offer referred to in Item 9.

*	Filed as Exhibit T3E-1 to the Company’s Application for Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on December 20, 2002 and incorporated herein by reference. This Exhibit is being filed herewith pursuant to Item 9 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure

     On December 20, 2002, Wickes Inc. (the “Company”), pursuant to the Offering Memorandum and Solicitation of Consents incorporated herein by reference as Exhibit 99.1, commenced an offer to exchange all of its outstanding $63,965,000 11 5/8% Senior Subordinated Notes due 2003 for an equal principal amount of new Senior Secured Notes due 2005.

     The information in this report, including Exhibit 99.1, is furnished pursuant to Item 9 of this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WICKES INC.

Date:	December 20, 2002	By:	/s/ James A. Hopwood James A. Hopwood Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	Offering Memorandum and Solicitation of Consents dated December 20, 2002.

99.2	Press Release of the Company dated December 20, 2002 relating to the exchange offer referred to in Item 9.

*	Filed as Exhibit T3E-1 to the Company’s Application for Qualification of Indenture Under the Trust Indenture Act of 1939 on Form T-3, filed on December 20, 2002 and incorporated herein by reference. This Exhibit is being filed herewith pursuant to Item 9 of this Current Report on Form 8-K.

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